Aflac®
Incorporated

Forward-Looking Information and Non-U.S. GAAP Financial Measures

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as "expect," "anticipate," "believe," "goal," "objective," "may," "should," "estimate," "intends," "projects," "will," "assumes," "potential," "target," "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements.

The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:

- difficult conditions in global capital markets and the economy, including those caused by COVID-19
- defaults and credit downgrades of investments
- exposure to significant interest rate risk
- concentration of business in Japan
- limited availability of acceptable yen-denominated investments foreign currency fluctuations in the yen/dollar exchange rate
- differing judgments applied to investment valuations
- significant valuation judgments in determination of expected credit losses recorded on the Company's investments
- decreases in the Company's financial strength or debt ratings
- decline in creditworthiness of other financial institutions
- concentration of the Company's investments in any particular single-issuer or sector
- the effects of COVID-19 and its variants (both known and emerging), and any resulting economic effects and government interventions, on the Company's business and financial results
- the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners
- deviations in actual experience from pricing and reserving assumptions
- ability to continue to develop and implement improvements in information technology systems
- interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems
- subsidiaries' ability to pay dividends to the Parent Company
- inherent limitations to risk management policies and procedures
- the operational risks of third-party vendors
- tax rates applicable to the Company may change
- failure to comply with restrictions on policyholder privacy and information security
- extensive regulation and changes in law or regulation by governmental authorities
- competitive environment and ability to anticipate and respond to market trends
- catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics (such as the coronavirus COVID-19), tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events
- ability to protect the Aflac brand and the Company's reputation
- ability to effectively manage key executive succession
- changes in accounting standards
- level and outcome of litigation
- allegations or determinations of worker misclassification in the United States

Non-U.S. GAAP Financial Measures and Reconciliations

This document includes references to the Company's financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.

Definitions of the Company's non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate.

Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company's business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).

Aflac Incorporated

Max K. Brodén

Executive Vice President
CFO, Aflac Incorporated

First quarter net earnings per diluted share

$1.58

First quarter adjusted earnings per diluted share*

$1.42

*Non-GAAP measure

Aflac Incorporated

Consolidated Financial Position Results

(as of March 31,2022)

Aflac Incorporated	1Q22	Δ yoy
Adjusted EPS ex-FX* (diluted)	$1.48	(3.3)%
Book Value / share	$45.75	(3.0)%
Adjusted Book Value including foreign currency translation gains (losses) per common share*	$37.08	6.9%
ROE	13.2%	(260) bps
Adjusted ROE*	14.2%	(280) bps

[1] Benefit ratios measured to earned premium; expense ratios and pretax margins relative to total revenue *Non-GAAP measure; please see Appendix for definitions.

Aflac Incorporated

First quarter benefit ratio for Aflac Japan

67.1%

First quarter third sector benefit ratio for Aflac Japan

56.4%

First quarter premium persistency for Aflac Japan

94.3%

First quarter total adjusted expense ratio for Aflac Japan

21.2%

First quarter pretax profit margin for Aflac Japan

25.3%

First quarter pretax profit margin for Aflac Japan

+220 bps

First quarter premium persistency for Aflac U.S.

78.5%

First quarter benefit ratio for Aflac U.S.

44.0%

First quarter total adjusted expense ratio for Aflac U.S.

42.2%

First quarter pretax profit margin for Aflac U.S.

19.8%

Strong capital position at the end of Q1

Combined RBC

>600%

SMR

>900%

Lowering Enterprise Exposure to Currency

Economic Hedge: Protecting current and future distributions of Japan's economic value



In $ billions
26
5
4.5
Unhedged USD
Enterprise Hedging Program
Yen-denominated debt*

Hedging Real Economic Events
• Cash flows from the foreign subsidiary, Aflac Life Insurance Japan, to the holding company • Future expected cash flows on a present value basis

	Constraints
Unhedged USD	FSA earnings and SMR volatility
Enterprise Hedging Program	Holding company liquidity
Yen-denominated debt	Japan debt capital market conditions

*Includes yen-denominated debt translated to dollars ($3.3 billion) and ¥140.3 billion of yen debt swapped to USD at 122.39.

First quarter share repurchase

$500 million

First quarter dividends

$260 million

Appendix

Glossary of Non-U.S. GAAP Measures

The Company defines these non-U.S. GAAP financial measures as follows:

- **Adjusted earnings** are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management's control. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company's insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company's insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company's insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

- **Adjusted earnings excluding current period foreign currency impact** are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management's control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

- **Adjusted book value including unrealized foreign currency translation gains and losses** is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac's Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively.

- **Adjusted return on equity is adjusted earnings divided by average shareholders' equity, excluding accumulated other comprehensive income (AOCI)**. Management uses adjusted return on equity to evaluate the financial performance of the Company's insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company's insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders' equity.

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share

Three Months Ended March 31

	2022	2021	% Change
Net earnings per diluted share	$ 1.58	$1.87	(15.5)%
Items impacting net earnings:			
Adjusted net investment (gains) losses	(0.21)	0.32	
Other and non-recurring (income) loss	—	0.04	
Income tax (benefit) expense on			
Items excluded from adjusted earnings	0.04	(0.10)	
Adjusted earnings per diluted share	1.42	$1.53	(7.2)%
Current period foreign currency impact[1]	0.06	N/A	
Adjusted earning per diluted share			
excluding current period foreign currency impact[2]	$ 1.48	$1.53	(3.3)%

1 Prior period foreign currency impact reflected as "N/A" to isolate change for current period only.
2 Amounts excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes.

Aflac Incorporated

Reconciliation of Net Earnings Adjusted Earnings[1]

Three Months Ended March 31 in millions of Dollars

	2021	2020	% Change
Net earnings	$ 1,032	$ 1,293	(20.2)%
Items impacting net earnings:			
Adjusted net investment (gains) losses	(134)	(304)	
Other and non-recurring (income) loss	1	6	
Income tax (benefit) expense on Items excluded from adjusted earnings	28	62	
Adjusted earnings	927	$1,058	(12.4)%
Current period foreign currency impact[1]	37	N/A	
Adjusted earning excluding current period foreign currency impact[2]	$ 963	$1,058	(9.0)%

1 Prior period foreign currency impact reflected as "N/A" to isolate change for current period only.
2 Amounts excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes.

Aflac Incorporated

Reconciliation of U.S. GAAP Return on Equity to Adjusted ROE[1]

Three Months Ended March 31 in millions of Dollars

	2022	2021
U.S. GAAP ROE – Net earnings[2]	13.2%	15.8%
Impact of excluding unrealized foreign currency translation gains (losses)	(1.1)	(0.9)
Impact of excluding unrealized gains (losses) on securities and derivatives	3.8	6.1
Impact of excluding pension liability adjustment	(0.1)	(0.2)
Impact of excluding AOCI	2.6	5.0
U.S. GAAP ROE – less AOCI	15.8	20.7
Differences between adjusted earnings and net earnings[3]	(1.6)	(3.8)
Adjusted ROE - reported	14.2	17.0
Less: Impact of foreign currency[4]	0.6	N/A
Adjust ROE, excluding impact of foreign currency	14.7	17.0

[1]Amounts presented may not foot due to rounding.
[2]U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
[3]See separate reconciliation of net income to adjusted earnings.
[4]. Impact of foreign currency is calculated by restating all foreign currency components of the income statement to the weighted average foreign currency exchange rate for the comparable prior year period. The impact is the difference of the restated adjusted earnings compared to reported adjusted earnings. For comparative purposes, only current period income is restated using the weighted average prior period exchange rate, which eliminates the foreign currency impact for the current period. This allows for equal comparison of this financial measure.

Reconciliation of U.S. GAAP Book Value per Share[1]

Three Months Ended March 31 in millions of Dollars

	2022	2021	% Change
U.S. GAAP book value per common share	$45.75	$47.16	(3.0)%
Less:			
Unrealized foreign currency translation gains (losses) per common share	(3.85)	(2.46)	
Unrealized gains (losses) on securities and derivatives per common share	8.92	12.87	
Pension liability adjustment per common share	(0.25)	(0.41)	
Total AOCI per common share	4.82	10.00	
Adjusted book value per common share[2]	$40.93	$37.16	10.1%
Add:			
Unrealized foreign currency translation gains (losses) per common share	(3.85)	(2.46)	
Adjusted book value including unrealized foreign currency translation gains (losses) per common share[3]	$ 37.08	$34.70	6.9%

[1] Amounts may not foot due to rounding.
[2] Adjusted book value is the U.S. GAAP book value (representing total shareholder's equity), excluding AOCI (as recorded on the U.S. GAAP balance sheet).
[3] Adjusted book value including unrealized foreign currency translation gains (losses) is adjusted book value plus unrealized foreign currency translation gains (losses).

Aflac Incorporated